SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:
|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) |X| Definitive Proxy Statement |_| Definitive Additional Materials |_| Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                                 ANADIGICS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     |X| No fee required.
     |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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     (4) Proposed maximum aggregate value of transaction:
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     (5) Total fee paid:
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|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid:
--------------------------------------------------------------------------------
         (2) Form Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
         (3) Filing Party:
--------------------------------------------------------------------------------
         (4) Date Filed:
--------------------------------------------------------------------------------

                               [Anadigics logo]

                               35 Technology Drive
                                Warren, NJ 07059

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 25, 1999


TO THE STOCKHOLDERS:

         The Annual Meeting of Stockholders of ANADIGICS, Inc., a Delaware corporation ("ANADIGICS"), will be held on Thursday, May 25, 1999 at 10:00 o'clock a.m. (E.S.T.), at the Somerset Hills Hotel, 200 Liberty Corner Road (Route 525), Warren, New Jersey 07052, for the purpose of considering and acting upon the following:

         1) The election of two Class I Directors of ANADIGICS to hold office until 2002.

         2) The ratification of Ernst & Young LLP as independent auditors of ANADIGICS for the fiscal year ending December 31, 1999.

         3) The transaction of such other business as may properly be brought before the meeting or any adjournment thereof.

         Only stockholders of record at the close of business on April 2, 1999 are entitled to notice of and to vote at the Annual Meeting of Stockholders and any adjournment or postponement thereof. Admission to the Annual Meeting will be by ticket only. If you are a registered stockholder planning to attend the meeting, please check the appropriate box on the proxy card and retain the bottom portion of the card as your admission ticket. If your shares are held through an intermediary such as a bank or broker, follow the instructions in the Proxy Statement to obtain a ticket. For at least ten (10) days prior to the Annual Meeting, a list of stockholders entitled to vote at the Annual Meeting will be open for the examination of any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours at the office of ANADIGICS.

         Stockholders are cordially invited to attend the Annual Meeting. However, whether or not a stockholder plans to attend, each stockholder is urged to sign, date, and return promptly the enclosed proxy in the accompanying envelope.

         The Annual Report, Proxy Statement and Proxy are enclosed with this notice and were mailed at New York, NY on or about April 30, 1999.

                                          By order of the Board of Directors


                                          John F. Lyons
                                          Secretary

--------------------------------------------------------------------------------
                                   IMPORTANT
 Please sign, date, and return the enclosed Proxy immediately whether or not you plan to attend the meeting. A return envelope, which requires no postage if mailed in the United States, is enclosed for that purpose.
--------------------------------------------------------------------------------

                                [Anadigics logo]

                               35 Technology Drive
                                Warren, NJ 07059

                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF STOCKHOLDERS

Solicitation of Proxies

         This Proxy Statement, which is being mailed to stockholders on or about April 30, 1999, is furnished in connection with the solicitation by the Board of Directors of ANADIGICS, Inc., a Delaware corporation ("ANADIGICS" or the "Company"), of proxies for use at its Annual Meeting of Stockholders to be held on Tuesday, May 25, 1999, at 10:00 o'clock a.m. (E.S.T.), at the Somerset Hills Hotel, 200 Liberty Corner Road (Route 525), Warren, New Jersey 07052, and at any adjournment of the Annual Meeting.

         Attendance at the Annual Meeting will be limited to stockholders as of the record date, their authorized representatives and guest of the Company. Admission will be by ticket only. For registered stockholders, the bottom portion of the proxy card enclosed with the Proxy Statement is their Annual Meeting ticket. Beneficial owners with shares held through an intermediary, such as a bank or broker, should request tickets in writing from Investor Relations, ANADIGICS, Inc., 35 Technology Drive, Warren, New Jersey 07059, and include proof of ownership, such as a bank or brokerage firm account statement or a letter from the broker, trustee, bank or nominee holding their stock, confirming beneficial ownership. Stockholders who do not obtain tickets in advance may obtain them upon verification of ownership at the Registration Desk on the day of the meeting. Admission to the Annual Meeting will be facilitated if tickets are obtained in advanced. Tickets may be issued to others at the discretion of the Company.

         At the meeting, stockholders will be asked to elect two Class I Directors and to ratify the appointment of auditors. Because many of our stockholders are unable personally to attend the Annual Meeting, the Board of Directors solicits the enclosed proxy so that each stockholder is given an opportunity to vote. This proxy enables each stockholder to vote on all matters which are scheduled to come before the meeting. When the proxy card is returned properly executed, the stockholder's shares will be voted according to the stockholder's directions. Stockholders are urged to specify their choices by marking the appropriate boxes on the enclosed proxy card. If no choice has been specified, the shares will be voted FOR the election of the Director-nominees listed below and FOR the ratification of the appointment of Ernst & Young LLP as independent auditors.

         The Board of Directors knows of no other business which will be presented at the meeting. If, however, other matters are properly presented, the persons named in the enclosed proxy will vote the shares represented thereby in accordance with their judgment on such matters.

         A proxy may be revoked by giving the Secretary of ANADIGICS written notice of revocation at any time before the voting of the shares represented by the proxy. A stockholder who attends the meeting may cancel a proxy at the meeting.

Quorum and Voting Rights

         The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of the Company's common stock, par value $.01 per share, entitled to vote (exclusive of shares held by or for the account of the Company) is necessary to constitute a quorum at the Annual Meeting of Stockholders. Abstentions and broker non-votes shall be counted for purposes of determining whether a quorum is present. The affirmative vote of a plurality of the shares of Common Stock present in person or by proxy at the meeting is required for the election of directors. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the meeting is required for the approval thereof with respect to each of the other matters to be presented at the meeting. Only holders of record of Common Stock at the close of business on April 2, 1999 are entitled to notice of and to vote at the Annual Meeting of Stockholders and any adjournment or postponement thereof.

         As of April 2, 1999, the Company had issued and outstanding 14,808,907 shares of Common Stock. Each share of Common Stock entitles the holder to one vote upon each matter to be voted upon.

                             PRINCIPAL STOCKHOLDERS

         The following table lists all persons known to be the beneficial owner of more than 5% of ANADIGICS outstanding Common Stock as of March 15, 1999.

                                                                                          % Beneficial
Name and Address                                                   Number of Shares         Ownership
----------------                                                   ----------------         ---------
Westport Assets Management, Inc.                                     1,194,500 (1)             8.1
253 Riverside Avenue, Westport, CT 06880

Kopp Investment Advisors, Inc.                                       1,156,807 (2)             7.8
7701 France Avenue South, Suite 500, Edina, MN 55435

State of Wisconsin Investment Board                                   923,000 (3)              6.2
121 East Wilson Street, Madison, WI 53707

J. & W. Seligman & Co., Inc.                                          803,114 (4)              5.4
100 Park Avenue, New York, NY 10006

----------------------

(1)      As reported by Westport Assets Management, Inc. and related entities on
         Schedule 13G filed with the Securities and Exchange Commission dated February 16, 1999.

(2)      As reported by Kopp Investment  Advisors,  Inc. and related entities on
         Schedule 13G/A filed with the Securities and Exchange Commission dated January 28, 1999.

(3) As reported by State of Wisconsin Investment Board on Schedule 13G filed with the Securities and Exchange Commission dated February 4, 1999.

(4)      As reported by J. & W.  Seligman & Co.,  Inc.  and related  entities on
         Schedule 13G filed with the Securities and Exchange Commission dated February 9, 1999.


        INFORMATION REGARDING DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

                               BOARD OF DIRECTORS

         The Company's bylaws provide that the Board of Directors shall be divided into three classes designated Class I, Class II and Class III, each class consisting as nearly as possible of one-third of the total number of Directors constituting the entire Board of Directors; provided, however, that in no case will a decrease in the number of Directors shorten the term of any incumbent Director. The Board of Directors is presently comprised of seven members.

         The term of office for each Director in Class I expires at the Annual Meeting in 1999; the term of office for each Director in Class II expires at the Annual Meeting in 2000; and the term of office for each Director in Class III expires at the Annual Meeting in 2001. At each Annual Meeting of Stockholders, directors will be elected for full terms of three years to succeed those directors whose terms are expiring.

         Effective April 22, 1999, Dr. Huang and Mr. Gilbert resigned as members of the Board of Directors (Class II) in conjunction with the Company's desire to reduce the size of the Board of Directors from ten to seven members. Mr. Charles Burton has declined to stand for reelection as a Class I Director.

                        PROPOSAL I: ELECTION OF DIRECTORS

         At the 1999 Annual Meeting, two Directors are to be elected to hold office until the 2002 Annual Meeting of Stockholders. All of the nominees are currently serving as Directors.

         The Board of Directors has no reason to believe that any nominee will be unable to serve if elected. If any nominee becomes unavailable for election, then those shares voted for such nominee will be voted for the election of a substitute nominee selected by the persons named in the enclosed proxy.

         The nominees for Director will be elected if they receive the affirmative vote of a plurality of the votes of the shares of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting. Any shares not voted (whether by abstention, broker non-vote or votes withheld) are not counted as votes cast for such individuals and will be excluded from the vote.

The Board of Directors recommends a vote "FOR" each of the nominees listed below:

                       NOMINEES FOR TERMS EXPIRING IN 2002
                               (Class I Directors)

BRUNS GRAYSON (Age 51)

         Mr. Grayson has served as a director of the Company since 1985. He is Managing General Partner of Calvert Capital Management Co., which manages ABS Ventures. Before joining Calvert Capital Management Co., Mr. Grayson was an associate of Adler & Co. and McKinsey & Co. in New York. He is a director of Cascade Communications and several private companies. He has a B.A. from Harvard, an M.A. from Oxford University and a J.D. from the University of Virginia.

HARRY REIN (Age 54)

         Mr. Rein has served as a director of the Company since 1985. He was a principal founder of Canaan Venture Partners in 1987 and has served as Managing General Partner since its inception. From 1979 to 1987, Mr. Rein held various positions at GE, directing several of GE's lighting businesses as general manager before becoming President and CEO of GE Venture Capital Corporation. He is a director of Perceptron, Inc. and several private companies.

         The following Directors of the Company will continue to serve in accordance with their existing terms:

                    DIRECTORS CONTINUING IN OFFICE UNTIL 2000
                              (Class II Directors)

PAUL BACHOW (Age 47)

         Mr. Bachow has served as a director of the Company since January 1993. He has been President of Bachow & Associates, Inc. since its formation in December 1989, and its predecessors, Bachow and Elkin Co., Inc. and Paul S. Bachow Company, from December 1985 to December 1989. Mr. Bachow also acts as President of the general partner of each of Paul S. Bachow Co-Investment Fund, L.P., Bachow Investment Partners III, L.P. and Bachtel Cellular Liquidity, L.P. He has a B.A. from American University, a J.D. from Rutgers University and a master's degree in tax law from New York University, and is a C.P.A. Mr. Bachow serves as director of the following publicly traded companies: Crusader Holding Corporation, Deb Shops, Inc., and Digital Microwave Corporation as well as several private companies.

BAMI BASTANI (Age 45)

         Dr. Bastani joined the Company effective October 2, 1998 as President and Chief Executive Officer and a Director. Prior to joining ANADIGICS, Dr. Bastani served as Executive Vice President, System LSI Group for Fujitsu Microelectronics, Inc., from 1996 to 1998. From 1985 to 1996, Dr. Bastani held various positions at National Semiconductor. Dr. Bastani received a B.S.E.E. from the University of Arkansas and a Ph.D. and M.S. in electrical engineering from Ohio State University.

                    DIRECTORS CONTINUING IN OFFICE UNTIL 2001
                              (Class III Directors)

DAVID FELLOWS (Age 46)

         Mr. Fellows has served as a director of the Company since September 1994. Mr. Fellows has been president of Fellows Associates since 1998. Prior to that he was Chief Technology Officer of MediaOne and Senior Vice President at Continental Cablevision, Inc. (acquired by MediaOne), since 1992. From 1987 until 1992, Mr. Fellows was employed by Scientific Atlanta's Transmission Systems Business Division, where he served as President. Mr. Fellows received his bachelor's degree in engineering and applied physics from Harvard College and a master's degree in electrical engineering from Northeastern University.

RONALD ROSENZWEIG (Age 61)

         Mr. Rosenzweig, a co-founder of ANADIGICS in 1985, has served as a director of the Company since its inception and Chairman of the Board of Directors since 1998. Prior to that Mr. Rosenzweig served as President and Chief Executive Officer of the Company. He serves as a director on the board of General Semiconductor. He was co-founder of MSC. He served as President and CEO of MSC from 1968 to 1983. Mr. Rosenzweig received his B.Ch.E degree from City College of New York.

LEWIS SOLOMON (Age 65)

         Mr. Solomon has served as a director of the Company since September 1994 and, previously, from 1985 to 1989. Mr. Solomon has been Chairman of G&L Investments since 1990 in addition to serving as a director on the boards of Anacomp Inc., Artesyn Technologies Inc., Terayon Communications Inc. and several private companies. Prior to joining G&L Investments, Mr. Solomon was an Executive Vice President with Alan Patricof Associates from 1983 to 1986, and a Senior Vice President of General Instrument from 1967 to 1983. Mr. Solomon received a bachelor's degree in physics from St. Joseph's College and a master's degree in industrial engineering from Temple University.

EXECUTIVE OFFICERS OF THE COMPANY

         The current executive officers of the Company are as follows:

Name                       Age      Position
----                       ---      --------
Bami Bastani               45       President, Chief Executive Officer and Director
Ronald Rosenzweig          61       Chairman of the Board of Directors and Director
Charles Huang              51       Executive Vice President and Chief Technical Officer
John F. Lyons              52       Senior Vice President and Chief Financial Officer
Bruce Diamond              39       Senior Vice President, Operations

         Set forth below is certain information with respect to the Company's executive officers. Officers are appointed to serve at the discretion of the Board of Directors. There are no family relationships between executive officers or directors of the Company. Information on Dr. Bastani and Mr. Rosenzweig is listed in the Director profile above.

         Dr. Huang, a co-founder of ANADIGICS in 1985, has served as Executive Vice President of the Company since its inception and a Director until April 1999. He was director of GaAs research and development and wafer fabrication services at Avantek from 1980 to 1984. Dr. Huang received his Ph.D.E.E. at the University of California, Berkeley.

         Mr. Lyons joined ANADIGICS in 1987 as Director of Finance, was elected a Vice President in 1989, and currently serves as Senior Vice President and Chief Financial Officer. Prior to joining the Company, he served as Manager-Finance Section for GE's Power Electronic Semiconductor Department from 1984 to 1987. Mr. Lyons is a graduate of GE's Financial Management Program and has a B.A.
in economics from Hamline University.

         Mr. Diamond joined ANADIGICS in 1997 and currently serves as Senior Vice President, Operations. Prior to joining ANADIGICS, Mr. Diamond was employed by National Semiconductor Company. Mr. Diamond received his B.S.E.E. from the University of Illinois.

Section 16(a) Beneficial Ownership Reporting Compliance

         Based on the Company's review of copies of all disclosure reports filed by directors and executive officers of the Company pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, the Company believes that there was compliance with all filing requirements of Section 16(a) applicable to directors and executive officers of the Company during the fiscal year except for Mr. Rosenzweig with respect to a sale of 5,223 shares which was filed late.

Stock Ownership of Directors and Management

         The following table sets forth as of March 31, 1999 certain information about stock ownership of each Director and nominee for directorship, the Chief Executive Officer and the next four most highly compensated executive officers, and all Directors and executive officers as a group.

                                                                        Common Stock         % Beneficial
Name                                                                 Beneficially Owned       Ownership
----                                                                 ------------------       ---------
Paul Bachow...................................................           142,230 (1)             (7)
David Fellows.................................................           40,500 (1)              (7)
Bruns Grayson.................................................           65,500 (1)              (7)
Harry Rein....................................................           43,952 (1)              (7)
Lewis Solomon.................................................           30,500 (2)              (7)
Bami Bastani..................................................              5,054                (7)
Ronald Rosenzweig.............................................           248,556 (3)             1.7
Charles Huang.................................................           345,242 (4)             2.3
John F. Lyons.................................................           139,947 (5)             (7)
Bruce Diamond.................................................           57,215 (6)              (7)

All Directors and Executive Officers as a group,..............            1,118,696              7.6

-----------------------------------------------

(1) Includes 40,500 shares of common stock issuable pursuant to options, exercisable within 60 days.
(2) Includes 30,500 shares of common stock issuable pursuant to options, exercisable within 60 days.
(3) Includes 141,241 shares of common stock issuable pursuant to options exercisable within 60 days.
(4) Includes 129,991 shares of common stock issuable pursuant to options exercisable within 60 days.
(5) Includes 79,691 shares of common stock issuable pursuant to options exercisable within 60 days.
(6) Includes 50,000 shares of common stock issuable pursuant to options exercisable within 60 days.
(7)     Less than 1%.

Committees of the Board

         The standing committees of the ANADIGICS Board of Directors are as follows:

         The Audit Committee is responsible for (i) determining the adequacy of the Company's internal accounting and financial controls, (ii) reviewing the results of the audit of the Company performed by the independent public accountants, and (iii) recommending the selection of independent public accountants. Messrs. Bachow, Burton and Solomon were members of the Audit Committee during fiscal 1998. The Audit Committee met three times during the 1998 fiscal year.

         The Compensation Committee determines matters pertaining to the compensation of certain executive officers of the Company and administers the Company's stock option, incentive compensation, and employee stock purchase plans. Messrs. Grayson and Rein were members of the Compensation Committee during fiscal 1998 and met once during the 1998 fiscal year.

         The Executive Committee has authority to act for the Board on most matters during intervals between Board meetings. Messrs. Bachow, Bastani, Burton, Fellows, Rein, and Rosenzweig were members of the Executive Committee during fiscal 1998. The Executive Committee met three times during the 1998 fiscal year.

         During fiscal 1998, the Board of Directors met five times. Each of the Directors attended at least 75% of the aggregate of all meetings the Board held.

        COMPENSATION AND OTHER TRANSACTIONS WITH DIRECTORS, NOMINEES, AND
                               EXECUTIVE OFFICERS

Summary Compensation Table

         Shown below is information concerning the annual compensation for services in all capacities to the Company for the last three fiscal years of those persons who were at December 31, 1998 (i) the chief executive officer of the Company and (ii) the other four most highly compensated officers of the Company (collectively, the "named executive officers"):

                           Summary Compensation Table

                                                                                                                  Long-Term
                                                                                                                Compensation
                                                           Annual Compensation                                      Awards
                                                          ---------------------                                --------------
                                                                                                                 Securities
                                                                                            Other Annual         Underlying
Name and Principal Position              Year      Salary             Bonus(1)             Compensation(2)         Options
---------------------------             ------   -----------       ---------------        -----------------    --------------
Bami Bastani (3)...............          1998      $ 98,539            $100,000                $61,587             450,000
Chief Executive Officer                  1997         -                   -                       -                   -
                                         1996         -                   -                       -                   -

Ronald Rosenzweig (4)..........          1998      241,544                -                    15,123              210,000
Chairman of the Board                    1997      226,573             198,375                  5,231              60,000
                                         1996      201,500             106,352                  6,776              37,500

Charles Huang..................          1998      207,692                -                     3,877              145,000
Executive Vice                           1997      196,954             151,800                  2,553              45,000
                                         1996      174,673             85,550                   3,783              30,000

John F. Lyons..................          1998      166,154                -                     1,453              50,000
Senior Vice President                    1997      158,604             121,440                   894               30,000
                                         1996      147,875             66,698                   1,687              22,500

Bruce Diamond (5)..............          1998      180,000             100,000                   120               90,000
Senior Vice President                    1997      38,077              66,705                    120               60,000
                                         1996         -                   -                       -                   -

----------------------

(1) Represents bonuses earned in 1997 or 1996 and payable during 1998 or 1997, respectively. Except for Mr. Diamond, no bonus was earned by any executive officer for 1998. Mr. Diamond's 1998 bonus was a guaranteed bonus as part of his employment agreement with the Company. The bonuses were payable as follows: 40% of each bonus is payable during the first quarter of the respective year in which the bonus is paid, and 20% of each such bonus is payable during the successive three quarters of the respective year in which the bonus is paid. Dr. Bastani's 1998 bonus was a sign-on bonus as part of his employment agreement with the Company, paid in 1998.

(2) Represents the value of income tax preparation services provided to Mr. Rosenzweig by the Company's auditors, relocation expenses incurred by Dr. Bastani and premiums paid for medical insurance covering each of the named executive officers.

(3) Dr. Bastani joined the Company effective October 2, 1998 as President and Chief Executive Officer. He was appointed to the Board of Directors effective October 2, 1998.

(4) Mr. Rosenzweig resigned as President and Chief Executive Officer effective October 2, 1998. He was appointed Chairman of the Board effective October 2, 1998.

(5)      Employed for less than a full year in 1997.

Stock Options and Certain Other Compensation

         The following table presents the stock options granted to the named executive officers in fiscal 1998 under the Company's 1995 Long Term Incentive and Share Award Plan:


                                              Option Grants in Last Fiscal Year

                                                                                                          Potential Realizable
                                                      Percent of                                              Value at Assumed
                                                           Total                                               Annual Rates of
                                        Number of        Options                                                   Stock Price
                                       Securities     Granted to                                              Appreciation for
                                       Underlying      Employees       Exercise                                    Option Term
                                          Options      in Fiscal    Price $ per       Expiration          --------------------
Name                                  Granted (1)           Year      Share (2)             Date              5%           10%
-----------                           -----------     ----------    -----------       ----------           -----         -----
Bami Bastani                              450,000          21.9%         $ 6.25         10/02/08      $1,768,766    $4,482,400

Ronald Rosenzweig                          60,000            2.9          16.34          5/11/08         616,712     1,562,868
                                          150,000            7.3           6.25         10/02/08         589,589     1,494,134

Charles Huang                              45,000            2.2          16.34          5/11/08         462,534     1,172,151
                                          100,000           4.88           8.00         10/30/08         503,116     1,274,994

John F. Lyons                              30,000            1.5          16.34          5/11/08         308,356       781,434
                                           20,000            1.0           8.00         10/30/08         100,623       254,999

Bruce Diamond                              60,000            2.9          16.34          5/11/08         616,712     1,562,868
                                           30,000            1.5           8.00         10/30/08         150,935       382,498

----------------------

(1) One-third of the options become exercisable one year from the date of grant. Thereafter, two-thirds of the options become exercisable ratably on a quarterly basis over the following two years.

(2) The exercise price of the stock options was based on the fair market value of the stock on the date of grant.


                 Aggregated Option Exercises in Last Fiscal Year
                       and Fiscal Year-End Option Values
                        Stock Price at 12/31/98 $11.4375

                                                                          # of Securities                     Value of
                                                                            Underlying                      Unexercised
                                                                            Unexercised                     In-the-money
                                   Shares Acquired         Value         Options at FY-End               Options at FY-End
                                       on Exercise    Realized $  Exercisable     Unexercisable    Exercisable    Unexercisable
                                   ---------------    ----------  -----------     -------------    -----------    -------------
Bami Bastani................                     -             -               -          450,000            $ -       $2,334,600
Ronald Rosenzweig...........                     -             -         113,117          238,124        297,110          778,200
Charles Huang...............                     -             -         104,991          166,250        378,641          343,800
John F. Lyons...............                     -             -          62,816           64,375        182,561           68,760
Bruce Diamond...............                     -             -          20,000          130,000              -          103,140

-------------------------------

Compensation of Directors

         Non-management Directors receive options under the 1995 Long Term Incentive and Share Award Plan (the "1995 Plan"). Under the 1995 Plan, a grant of options to purchase 15,000 shares of Common Stock will automatically be granted on the date a Director is first elected to the Board with an exercise price per share equal to 100% of the market value of one share on the date of grant. Each option so granted will expire ten years after the date of grant and will become exercisable in three equal installments commencing on the date of grant and annually thereafter. Commencing January 1, 1996, Directors receive an annual grant of options to purchase 6,000 shares of Common Stock at the fair market value as determined on the date of grant, which options will vest on December 31 in the year granted. In addition, each non-management Director receives $5,000 per year plus $500 for each meeting of the Board of Directors, or any of its Committees attended, and each Director is reimbursed for ordinary expenses incurred in connection with attendance at such meetings.

Compensation Committee Report

         The Compensation Committee establishes and reviews the compensation of the Company's executive officers. The Compensation Committee of the Board of Directors consists entirely of non-employee directors.

Compensation Philosophy. The Company's executive compensation program is designed to attract and retain key executives who will enhance the performance of the Company, promote its long-term interest and build stockholders' equity. The Compensation Committee sought to align total compensation for executive management with corporate performance. The Company's executive compensation package generally includes four main components:

         1) A base salary which is established at levels considered appropriate for the duties and scope of responsibilities of each officer's position.
         2)       A  bonus   potential  which  is  tied  directly  to  operating
                  objectives.
         3) A stock option award to increase stock ownership in the Company and align executive compensation with stockholder interests.
         4) Other compensation and employee benefits generally available to all employees of the Company, such as health insurance and participation in the Anadigics, Inc. Employee Savings and Protection Plan ( "401(k) Plan").

         The Compensation Committee places a particular emphasis on variable, performance based components, such as the bonus potential and stock option awards, the value of which could increase or decrease to reflect changes in corporate and individual performances.

         In general, compensation payments in excess of $1.0 million to any of the named Executive Officers are subject to a limitation on deductibility by the Company under Section 162(m) of the Internal Revenue Code of 1986, as amended. The deduction limit does not apply to performance based compensation that satisfies certain requirements. The Compensation Committee has not yet determined a policy with regard to Section 162(m); however, no officer of the Company is expected to earn compensation in excess of $1.0 million in 1999.

Chief Executive Officer Compensation. Dr. Bastani's 1998 compensation consisted of base salary, bonus, stock options, and executive benefits. Dr. Bastani's base salary was set in 1998 at $420,000 which the Compensation Committee determined to be competitive in order to attract Dr. Bastani to the Company. The Compensation Committee authorized a grant in fiscal 1998 to Dr. Bastani of options to purchase 450,000 shares of Common Stock at the fair market value on the date of grant. The Compensation Committee believes the grant of stock based compensation encourages long-term performance and aligns management and stockholders interest in the performance of the Company's Common Stock.

                                           Compensation Committee:
                                           Bruns Grayson
                                           Harry Rein

Performance Graph

         The following graph compares the cumulative total shareholder return on the Company's Common Stock from the initial public offering date through December 31, 1998 with the cumulative total return on the Nasdaq Stock Market Index and the Nasdaq Electronic Components Stocks Index (SIC Code 367). The Company is included in both indexes. The comparison assumes $100 was invested on April 20, 1995 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends. The Company did not declare, nor did it pay any cash dividends during the comparison period. Notwithstanding any statement to the contrary in any of the Company's previous or future filings with the Securities and Exchange Commission, the graph shall not be incorporated by reference into any such filings.

[The following table was presented as a line graph in the printed material.]

                                             Nasdaq Stock           Nasdaq Electronics
                     ANADIGICS, Inc.         Market Index            Components Index
                     ---------------         ------------           ------------------
                                              Dollars ($)
 4/20/95                 100                      100                      100
12/30/95                 177                      130                      124
12/30/96                 327                      159                      215
12/30/97                 377                      196                      225
12/31/98                 143                      275                      348





                PROPOSAL II: APPOINTMENT OF INDEPENDENT AUDITORS

Appointment of Auditors

         Ernst & Young LLP, independent certified public accountants, audited the financial statements of ANADIGICS, Inc., for the 1998 fiscal year. Representatives of Ernst & Young LLP are expected to attend the Annual Meeting of stockholders and will have the opportunity to make a statement if they desire to do so and are expected to be available to answer appropriate questions. The Audit Committee and the Board of Directors have selected Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending December 31, 1999.

The Board of Directors unanimously recommends a vote "FOR" the ratification of the appointment of Ernst & Young LLP as the independent auditors of the Company.

                              STOCKHOLDER PROPOSALS

         Stockholder proposals intended to be presented at the 2000 Annual Meeting of stockholders must be received by the Company no later than December 28, 1999. Proposals may be mailed to the Company, to the attention of Secretary, 35 Technology Drive, Warren, NJ 07059.

                                  OTHER MATTERS

         The Board of Directors knows of no other business which will be presented at the meeting. If any other matters properly come before the meeting, the persons named in the enclosed proxy will vote the shares represented thereby in accordance with their judgment on such matters.

PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                 ANADIGICS, Inc.

         The undersigned hereby appoints Bami Bastani and John F. Lyons proxies, with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of ANADIGICS, Inc. standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held May 25, 1999 or any adjournment thereof.

       (Continued, and to be marked, dated and signed, on the other side)

The Board of Directors recommends a vote FOR proposals I and II

                                                                                                       Please mark
                                                                                                       your vote as
                                                                                                       indicated in
                                                                                                       this example  [ X ]

                                                               WITHHELD    WITHHELD FOR:  (Write that nominee's name in the space
Proposal I:   ELECTION OF DIRECTORS                  FOR       FOR ALL     provided below).

              Nominees:
              Bruno Grayson                         [   ]      [   ]       -------------------------------------------------------
              Harry Rein                            [   ]      [   ]

Proposal II:  APPOINTMENT OF INDEPENDENT AUDITORS

                  FOR            AGAINST           ABSTAIN

                  [  ]            [  ]               [  ]

Please check here if you expect to attend the Annual Meeting of Shareholders. [ ]

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR all proposals.

Sginature(s)                                        Date
           -------------------------------------        -----------------------

Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.